==================================================================



                                     VIACOM INC.

                                          TO

                            HARRIS TRUST AND SAVINGS BANK,

                                       Trustee


                              __________________________


                                      Indenture

                             Dated as of __________, 1994

                              _________________________




                   8% Exchangeable Subordinated Debentures due 2006

                                         and

                         5% Subordinated Debentures due 2014









          ==================================================================

                                     VIACOM INC.

                  Reconciliation and tie between Trust Indenture Act
             of 1939 and Indenture, dated as of                   , 1994
                                                ------------------

          ------------------------------------------------------------------



          Trust Indenture                                        Indenture
            Act Section                                           Section
          ---------------                                        ---------

          Sec. 310(a)(1)  . . . . . . . . . . . . . .       607
               (a)(2)     . . . . . . . . . . . . . .       607
               (b)        . . . . . . . . . . . . . .       608
          Sec. 312(c)     . . . . . . . . . . . . . .       701
          Sec. 314(a)     . . . . . . . . . . . . . .       703
               (a)(4)     . . . . . . . . . . . . . .       1005(a)
               (c)(1)     . . . . . . . . . . . . . .       102
               (c)(2)     . . . . . . . . . . . . . .       102
               (e)        . . . . . . . . . . . . . .       102
          Sec. 315(b)     . . . . . . . . . . . . . .       601
          Sec. 316(a)(last
               sentence)  . . . . . . . . . . . . . .       101 ("Outstanding")
               (a)(1)(A)  . . . . . . . . . . . . . .       502, 512
               (a)(1)(B)  . . . . . . . . . . . . . .       513
               (b)        . . . . . . . . . . . . . .       508
               (c)        . . . . . . . . . . . . . .       104(d)
          Sec. 317(a)(1)  . . . . . . . . . . . . . .       503
               (a)(2)     . . . . . . . . . . . . . .       504
               (b)        . . . . . . . . . . . . . .       1003
          Sec. 318(a)     . . . . . . . . . . . . . .       111

                                  TABLE OF CONTENTS

                       ----------------------------------------



                                                                        PAGE
                                                                        ----


          PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . .     1
          RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . .     1



                                     ARTICLE ONE

                           Definitions and Other Provisions
                                of General Application

           Section 101 Definitions  . . . . . . . . . . . . . . . . . .   1
                       Act  . . . . . . . . . . . . . . . . . . . . . .   2
                       Affiliate  . . . . . . . . . . . . . . . . . . .   2
                       Agent Bank . . . . . . . . . . . . . . . . . . .   2
                       Authenticating Agent . . . . . . . . . . . . . .   2
                       Authorized Newspaper . . . . . . . . . . . . . .   2
                       Banks  . . . . . . . . . . . . . . . . . . . . .   2
                       Blockbuster Merger . . . . . . . . . . . . . . .   3
                       Board of Directors . . . . . . . . . . . . . . .   3
                       Board Resolution . . . . . . . . . . . . . . . .   3
                       Business Day . . . . . . . . . . . . . . . . . .   3
                       Capital Stock  . . . . . . . . . . . . . . . . .   3
                       Capitalized Lease Obligation . . . . . . . . . .   3
                       Cedel S.A. . . . . . . . . . . . . . . . . . . .   3
                       Certificate of Designations  . . . . . . . . . .   3
                       Commission . . . . . . . . . . . . . . . . . . .   3
                       Company  . . . . . . . . . . . . . . . . . . . .   4
                       Company Request or Company Order . . . . . . . .   4
                       Corporate Trust Office . . . . . . . . . . . . .   4
                       corporation  . . . . . . . . . . . . . . . . . .   4
                       Credit Agreement . . . . . . . . . . . . . . . .   4
                       Default  . . . . . . . . . . . . . . . . . . . .   4
                       Default Amount . . . . . . . . . . . . . . . . .   4
                       Defaulted Interest . . . . . . . . . . . . . . .   4


          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       PAGE
                                                                       ----
                       Effective Time . . . . . . . . . . . . . . . . .   4
                       Euro-clear . . . . . . . . . . . . . . . . . . . . 4
                       Event of Default . . . . . . . . . . . . . . . . . 4
                       Exchange Act . . . . . . . . . . . . . . . . . .   4
                       Exchange Date  . . . . . . . . . . . . . . . . .   4
                       Exchange Notice  . . . . . . . . . . . . . . . .   4
                       Exchange Securities  . . . . . . . . . . . . . .   5
                       Federal Bankruptcy Code  . . . . . . . . . . . . . 5
                       Holder . . . . . . . . . . . . . . . . . . . . . . 5
                       Indenture  . . . . . . . . . . . . . . . . . . .   5
                       Initial Exchange Date  . . . . . . . . . . . . .   5
                       Initial Securities . . . . . . . . . . . . . . .   5
                       Interest Payment Date  . . . . . . . . . . . . .   5
                       Lien . . . . . . . . . . . . . . . . . . . . . .   5
                       Maturity . . . . . . . . . . . . . . . . . . . .   5
                       Notice of Default  . . . . . . . . . . . . . . .   5
                       Officer  . . . . . . . . . . . . . . . . . . . . . 5
                       Officer's Certificate  . . . . . . . . . . . . .   5
                       Opinion of Counsel . . . . . . . . . . . . . . .   6
                       Outstanding  . . . . . . . . . . . . . . . . . .   6
                       Paramount  . . . . . . . . . . . . . . . . . . . . 7
                       Paying Agent . . . . . . . . . . . . . . . . . .   7
                       Person . . . . . . . . . . . . . . . . . . . . .   7
                       Place of Payment . . . . . . . . . . . . . . . .   7
                       Predecessor Security . . . . . . . . . . . . . .   7
                       Redeemable Capital Stock . . . . . . . . . . . .   7
                       Redemption Date  . . . . . . . . . . . . . . . .   7
                       Redemption Price . . . . . . . . . . . . . . . . . 7
                       Registered Security  . . . . . . . . . . . . . .   7
                       Regular Record Date  . . . . . . . . . . . . . .   7
                       Responsible Officer  . . . . . . . . . . . . . . . 8
                       Securities . . . . . . . . . . . . . . . . . . .   8
                       Security Register and Security Registrar . . . .   8
                       Senior Obligations . . . . . . . . . . . . . . . . 8
                       Series C Preferred Stock . . . . . . . . . . . .   9
                       Special Record Date  . . . . . . . . . . . . . .   9
                       Stated Maturity  . . . . . . . . . . . . . . . . . 9


          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       PAGE
                                                                       ----
                       Subsidiary . . . . . . . . . . . . . . . . . . . . 9
                       Surviving Person . . . . . . . . . . . . . . . .   9
                       Trust Indenture Act or TIA . . . . . . . . . . . . 9
                       Trustee  . . . . . . . . . . . . . . . . . . . .   9
                       U.S. Depositary  . . . . . . . . . . . . . . . .  10
                       U.S. Government Obligations  . . . . . . . . . .  10
                       Viacom International . . . . . . . . . . . . . .  10
                       Vice President . . . . . . . . . . . . . . . . .  10
                       Voting Stock . . . . . . . . . . . . . . . . . .  10
           Section 102.    Compliance Certificates and Opinions . . . .  10
           Section 103.    Form of Documents Delivered to Trustee . . .  10
           Section 104.    Acts of Holders. . . . . . . . . . . . . . .  11
           Section 105.    Notices, Etc., to Trustee, Company and
                             Agent Bank   . . . . . . . . . . . . . . .  12
           Section 106.    Notice to Holders; Waiver. . . . . . . . . .  13
           Section 107.    Language of Notices, Etc.. . . . . . . . . .  14
           Section 108.    Trust Indenture Act. . . . . . . . . . . . .  14
           Section 109.    Effect of Headings and Table of Contents . .  14
           Section 110.    Successors and Assigns . . . . . . . . . . .  14
           Section 111.    Separability Clause. . . . . . . . . . . . .  14
           Section 112.    Benefits of Indenture. . . . . . . . . . . .  14
           Section 113.    Governing Law. . . . . . . . . . . . . . . .  14
           Section 114.    Legal Holidays . . . . . . . . . . . . . . .  15


                                     ARTICLE TWO

                                    Security Forms

           Section 201.    Forms Generally. . . . . . . . . . . . . . .  15
           Section 202.    Form of Face of Initial Security . . . . . .  16
           Section 203.    Form of Reverse of Initial Security. . . . .  17
           Section 204.    Form of Face of Exchange Security. . . . . .  21
           Section 205.    Form of Reverse of Exchange Security . . . .  22
           Section 206.    Form of Trustee's Certificate of
                             Authentication. . . . . . . . . . . . . . . 25


          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       PAGE
                                                                       ----



                                    ARTICLE THREE

                                    The Securities

           Section 301.    Title and Terms. . . . . . . . . . . . . . .  26
           Section 302.    Denominations. . . . . . . . . . . . . . . .  27
           Section 303.    Execution, Authentication, Delivery and
                             Dating . . . . . . . . . . . . . . . . . .  27
           Section 304.    Temporary Securities . . . . . . . . . . . .  28
           Section 305.    Registration, Registration of Transfer
                             and Exchange . . . . . . . . . . . . . . .  29
           Section 306.    Mutilated, Destroyed, Lost and
                             Stolen Securities. . . . . . . . . . . . .  30
           Section 307.    Payment of Interest; Interest
                             Rights Preserved . . . . . . . . . . . . .  31
           Section 308.    Persons Deemed Owners. . . . . . . . . . . .  32
           Section 309.    Cancellation . . . . . . . . . . . . . . . .  32
           Section 310.    Computation of Interest. . . . . . . . . . .  33



                                     ARTICLE FOUR

                              Satisfaction and Discharge

           Section 401.    Satisfaction and Discharge of Indenture. . .  33
           Section 402.    Application of Trust Money . . . . . . . . .  34


                                     ARTICLE FIVE

                                       Remedies

           Section 501.    Events of Default. . . . . . . . . . . . . .  35
           Section 502.    Acceleration of Maturity; Rescission
                             and Annulment  . . . . . . . . . . . . . .  36
           Section 503.    Collection of Obligations and Suits
                             for Enforcement by Trustee . . . . . . . .  38
           Section 504.    Trustee May File Proofs of Claim . . . . . .  39
           Section 505.    Trustee May Enforce Claims Without
                             Possession of Securities . . . . . . . . .  39
           Section 506.    Application of Money Collected . . . . . . .  40
           Section 507.    Limitation on Suits  . . . . . . . . . . . .  40
           Section 508.    Unconditional Right of Holders to
                             Receive Principal, Premium and Interest. .  41


          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       PAGE
                                                                       ----


           Section 509.    Restoration of Rights and Remedies . . . . .  41
           Section 510.    Rights and Remedies Cumulative . . . . . . .  41
           Section 511.    Delay or Omission Not Waiver . . . . . . . .  42
           Section 512.    Control by Holders . . . . . . . . . . . . .  42
           Section 513.    Waiver of Past Defaults. . . . . . . . . . .  42
           Section 514.    Waiver of Stay or Extension Laws . . . . . .  43


                                     ARTICLE SIX

                                     The Trustee

           Section 601.   Notice of Defaults. . . . . . . . . . . . . .  43
           Section 602.   Certain Rights of Trustee . . . . . . . . . .  44
           Section 603.   Trustee Not Responsible for Recitals
                            or Issuance of Securities . . . . . . . . .  45
           Section 604.   May Hold Securities . . . . . . . . . . . . .  46
           Section 605.   Money Held in Trust . . . . . . . . . . . . .  46
           Section 606.   Compensation, Reimbursement and
                            Indemnification of Trustee. . . . . . . . .  46
           Section 607.   Corporate Trustee Required; Eligibility . . .  47
           Section 608.   Resignation and Removal; Appointment
                            of Successor. . . . . . . . . . . . . . . .  47
           Section 609.   Acceptance of Appointment by Successor. . . .  49
           Section 610.   Merger, Conversion, Consolidation or
                            Succession to Business. . . . . . . . . . .  49
           Section 611.   Appointment of Authenticating Agent . . . . .  50


                                    ARTICLE SEVEN

                  Holders' Lists and Reports by Trustee and Company

           Section 701.    Disclosure of Names and Addresses of Holders  52
           Section 702.    Reports by Trustee . . . . . . . . . . . . .  52
           Section 703.    Reports by Company . . . . . . . . . . . . .  52










          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                          vi
                                                                       PAGE
                                                                       ----


                                    ARTICLE EIGHT

                 Consolidation, Merger, Conveyance, Transfer or Lease

           Section 801.   Company May Consolidate, Etc. . . . . . . .    53
           Section 802.   Successor Substituted . . . . . . . . . . .    54


                                     ARTICLE NINE

                               Supplemental Indentures

           Section 901.   Supplemental Indentures Without
                            Consent of Holders  . . . . . . . . . . .    54
           Section 902.   Supplemental Indentures with
                            Consent of Holders  . . . . . . . . . . .    55
           Section 903.   Execution of Supplemental Indentures. . . .    56
           Section 904.   Effect of Supplemental Indentures . . . . .    56
           Section 905.   Conformity with Trust Indenture Act . . . .    56
           Section 906.   Reference in Securities to
                            Supplemental Indentures . . . . . . . . .    56
           Section 907.   Effect on Senior Obligations. . . . . . . .    57


                                     ARTICLE TEN

                                      Covenants

           Section 1001.  Payment of Principal, Premium, if
                            any, and Interest . . . . . . . . . . . .    57
           Section 1002.  Maintenance of Office or Agency . . . . . .    57
           Section 1003.  Money for Security Payments to Be
                            Held in Trust . . . . . . . . . . . . . .    58
           Section 1004.  Corporate Existence . . . . . . . . . . . .    59
           Section 1005.  Compliance Certificate. . . . . . . . . . .    59


                                    ARTICLE ELEVEN

                               Redemption of Securities

           Section 1101.  Applicability of Article . . . . . . . . . .   60



          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                          vii
                                                                       PAGE
                                                                       ----

           Section 1102.  Election to Redeem; Notice to Trustee. . . .   60
           Section 1103.  Selection by Trustee of Securities
                            to Be Redeemed . . . . . . . . . . . . . .   60
           Section 1104.  Notice of Redemption . . . . . . . . . . . .   61
           Section 1105.  Deposit of Redemption Price. . . . . . . . .   61
           Section 1106.  Securities Payable on Redemption Date. . . .   62
           Section 1107.  Securities Redeemed in Part. . . . . . . . .   62


                                    ARTICLE TWELVE

                          Defeasance and Covenant Defeasance

           Section 1201.  Company's Option to Effect Defeasance
                            or Covenant Defeasance . . . . . . . . . .   62
           Section 1202.  Defeasance and Discharge . . . . . . . . . .   63
           Section 1203.  Covenant Defeasance  . . . . . . . . . . . .   63
           Section 1204.  Conditions to Defeasance or
                            Covenant Defeasance. . . . . . . . . . . .   64
           Section 1205.  Deposited Money and U.S. Government
                            Obligations to Be Held in Trust;
                            Other Miscellaneous Provisions . . . . . .   66
           Section 1206.  Reinstatement. . . . . . . . . . . . . . . .   66


                                   ARTICLE THIRTEEN

                             Subordination of Securities

           Section 1301.   Securities Subordinate to Senior
                             Obligations . . . . . . . . . . . . . . .   67
           Section 1302.   Payment over of Proceeds upon
                             Dissolution, Etc. . . . . . . . . . . . .   67
           Section 1303.   No Payment When Senior Obligations
                             in Default  . . . . . . . . . . . . . . .   68
           Section 1304.   Payment Permitted if No Default . . . . . .   70
           Section 1305.   Subrogation to Rights of Holders of
                             Senior Obligations. . . . . . . . . . . .   70
           Section 1306.   Provisions Solely to Define Relative Rights   70
           Section 1307.   Trustee to Effectuate Subordination . . . .   71
           Section 1308.   No Waiver of Subordination Provisions . . .   71
           Section 1309.   Notice to Trustee . . . . . . . . . . . . .   71
           Section 1310.   Reliance on Judicial Order or
                             Certificate of Liquidating Agent. . . . .   72
           Section 1311.   Rights of Trustee as a Holder of
                             Senior Obligations; Preservation of
                             Trustee's Rights. . . . . . . . . . . . .   73


          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                          viii
                                                                       PAGE
                                                                       ----

           Section 1312.  Article Applicable to Paying Agents. . . . .   73
           Section 1313.  Trustee Not Fiduciary for Holders of
                            Senior Obligations . . . . . . . . . . . .   73
           Section 1314.  No Suspension of Remedies. . . . . . . . . .   73
           Section 1315.  Article Thirteen Not to Prevent
                            Events of Default  . . . . . . . . . . . .   74
           Section 1316.  Notices to Agent Bank. . . . . . . . . . . .   74
           Section 1317.  Restriction on Amendment of Indenture. . . .   74
           Section 1318.  Inapplicability of This Article Thirteen
                            to Certain Trustee Monies and
                            Certain Payments . . . . . . . . . . . . .   75


                                   ARTICLE FOURTEEN

                            Exchange of Initial Securities

           Section 1401.  Right to Exchange. . . . . . . . . . . . . .   75
           Section 1402.  Election to Exchange; Notice to Trustee. . .   75
           Section 1403.  Notice of Exchange . . . . . . . . . . . . .   76
           Section 1404.  Procedure for Exchange . . . . . . . . . . .   76


                                   ARTICLE FIFTEEN

                          Meetings of Holders of Securities

           Section 1501.  Purposes for Which Meetings May Be Called. .   77
           Section 1502.  Call, Notice and Place of Meetings . . . . .   77
           Section 1503.  Persons Entitled to Vote at Meetings . . . .   77
           Section 1504.  Quorum; Action . . . . . . . . . . . . . . .   78
           Section 1505.  Determination of Voting Rights;
                            Conduct and Adjournment of Meetings. . . .   78
           Section 1506.  Counting Votes and Recording Action
                            of Meetings  . . . . . . . . . . . . . . .   79

           Schedule I     Notices to Agent Bank(s)   . . . . . . . . .  S-1





















          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                    INDENTURE, dated as of                                ,
                                           -------------------------------
          1994, between Viacom Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 200 Elm Street, Dedham, Massachusetts 02026, and Harris Trust and Savings Bank, an Illinois banking corporation duly organized and existing under the laws of the State of Illinois, trustee (herein called the "Trustee").


                               RECITALS OF THE COMPANY

                    The Company has duly authorized the creation of an issue of 8% Exchangeable Subordinated Debentures due 2006 (herein called the "Initial Securities") and 5% Subordinated Debentures due 2014 (the "Exchange Securities", and together with the Initial Securities, the "Securities"), of the tenor and amounts hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                    This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                     ARTICLE ONE

                           Definitions and Other Provisions
                                of General Application

                    Section 101.   Definitions.
                                   -----------

                    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                    (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                    (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                    (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                    "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Agent Bank" means any agent or agents from time to time under the Credit Agreement, or any successor or successors thereto.

                    "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 612 to act on behalf of the Trustee to authenticate Securities.

                    "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                    "Banks" means the lenders from time to time who are parties to any Credit Agreement.

                    "Blockbuster Merger" means the merger of Blockbuster Entertainment Corporation with and into the Company, with the Company being the surviving corporation, pursuant to the Agreement and Plan of Merger dated as of January 7, 1994, between the Company and Blockbuster.

                    "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                    "Business Day", when used with respect to any Place of Payment or other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other locations (including the City of Chicago, Illinois) are authorized or obligated by law or executive order to close.

                    "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Indenture.

                    "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property that is required to be classified and accounted for as a capital lease obligation under generally accepted accounting principles, and, for the purposes of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with such principles.

                    "Cedel S.A." means Centrale de Livraison de Valeurs Mobilieres, S.A.

                    "Certificate of Designations" means the Certificate of the Designations, Powers, Preferences and Relative, Participating or Other Rights and the Qualifications, Limitations or Restrictions thereof, of the Company's Series C Preferred Stock.

                    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                    "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by one Officer of the Company, and delivered to the Trustee.

                    "Corporate Trust Office" means the principal office of the Trustee in New York, New York or Chicago, Illinois, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606.

                    "corporation" means a corporation, association, company, joint-stock company or business trust.

                    "Credit Agreement" means any credit agreement under which the Company is a borrower, in the principal amount of at least $100 million.

                    "Default" means any event or condition which is, or after notice or passage of time or both would be, an Event of Default.

                    "Default Amount" has the meaning specified in
          Section 502.

                    "Defaulted Interest" has the meaning specified in
          Section 307.

                    "Effective Time" means the "Effective Time" of the merger of Viacom Sub Inc. with and into Paramount, as defined in the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994, as further amended as of May 26, 1994, among the Company, Viacom Sub Inc. and Paramount.

                    "Euro-clear" means Morgan Guaranty Trust Company of New York, Brussels Office, as the operator of the Euro-clear Systems.

                    "Event of Default" has the meaning specified in Section
          501.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    "Exchange Date" means the date, if any, on which the Exchange Securities are issued in exchange for the outstanding shares of Series C Preferred Stock.

                    "Exchange Notice" has the meaning specified in Section
          1403.

                    "Exchange Securities" has the meaning stated in the first recital of this Indenture and refers to any Exchange Securities, containing terms substantially identical to the Initial Securities (except for interest rate, Stated Maturity and redemption price), that are issued and exchanged for the Company's Series C Preferred Stock pursuant to the Certificate of Designations and this Indenture.

                    "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

                    "Holder" means a Person in whose name a Security is registered in the Security Register.

                    "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                    "Initial Exchange Date" means the date on which the shares of Series C Preferred Stock are issued in exchange for the outstanding Initial Securities.

                    "Initial Securities" has the meaning stated in the first recital of this Indenture.

                    "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                    "Lien" means any pledge, mortgage, lien, encumbrance or other security interest.

                    "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                    "Notice of Default" shall have the meaning provided in
          Section 501.

                    "Officer" means the Chairman of the Board, the President, any Vice President (whether or not designated by a number or word added before or after the title vice president), the Treasurer, the Secretary, any Assistant Secretary or the Controller of the Company.

                    "Officer's Certificate" means a certificate signed by any Officer of the Company in his or her capacity as such an Officer and delivered to the Trustee.

                    "Opinion of Counsel" means a written opinion of counsel, who may be General Counsel for the Company, and who shall be reasonably acceptable to the Trustee.

                    "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                    (ii) Securities, or portions thereof, for whose payment
               or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                    (iii) Securities which have been defeased pursuant to Section 1202 hereof; and

                    (iv) Securities which have been paid pursuant to
               Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

          provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, Securities beneficially owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so beneficially owned shall be so disregarded. Securities so beneficially owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                    "Paramount" means Paramount Communications Inc.

                    "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company and which initially shall be Harris Trust Company of New York.

                    "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

                    "Place of Payment", when used with respect to the Securities, means the place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on the Securities are payable.

                    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                    "Redeemable Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final Stated Maturity of the Securities, (ii) is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity or (iii) is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

                    "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                    "Registered Security" means any Security in the forms set forth in Article Two of this Indenture which is registered in the Security Register.

                    "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                    "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                    "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                    "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                    "Senior Obligations" means with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, including all obligations of the Company under its bank credit facilities, or for the deferred purchase price of property or services, (ii) all indebtedness of such Person evidenced by bonds, notes, debentures or other instruments of indebtedness, including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, and interest rate contracts, (iii) trade credit arising in the ordinary course of business and all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capitalized Lease Obligations of such Person,
          (v) all Senior Obligations referred to in (but not excluded from) clause (i), (ii), (iii) or (iv) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Senior Obligations has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Senior Obligations, (vi) all liabilities that such Person has guaranteed or that are otherwise its legal liability, other than endorsements for collection or deposit, in either case in the ordinary course of business, or any obligation or liability of such Person in respect of leasehold interests assigned by such Person to any other Person, (vii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred in clauses (i) through (vi) above, unless, in the case of any particular indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such indebtedness shall not be senior in right of payment to the Securities. Notwithstanding the foregoing, "Senior Obligations" shall not include indebtedness evidenced by the Securities.

                    "Series C Preferred Stock" means the Company's 5% Series C Cumulative Exchangeable Redeemable Preferred Stock, par value $.01 per share.

                    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                    "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                    "Subsidiary" of any Person means (i) a corporation a majority of the outstanding voting stock of which is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation), including, without limitation, a partnership or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions).

                    "Surviving Person" has the meaning specified in
          Section 801.

                    "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 905.

                    "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

                    "U.S. Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                    "U.S. Government Obligations" has the meaning specified in Section 1704.

                    "Viacom International" means Viacom International Inc.

                    "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                    "Voting Stock" means stock ordinarily having voting power for the election of directors.

                    Section 102.   Compliance Certificates and Opinions.
                                   ------------------------------------

                    Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1005) shall include:

                    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether or not, in the opinion of
               each such individual, such condition or covenant has been complied with.

                    Section 103.   Form of Documents Delivered to Trustee.
                                   --------------------------------------

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                    Section 104.   Acts of Holders.
                                   ---------------

                    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                    (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                    (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                    (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                    Section 105.   Notices, Etc., to Trustee, Company and
                                   --------------------------------------
          Agent Bank.
          ----------

                    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Indenture Trust Division; or

                    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, to the attention of its Secretary or at any other address previously furnished in writing to the Trustee by the Company.

                    Any notice or communication by the Company or the Trustee to any Agent Bank shall be given in accordance with
          Section 1316.

                    Section 106.   Notice to Holders; Waiver.
                                   -------------------------

                    Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notice to such Holders for every purpose hereunder; provided that this paragraph shall not apply to any notice required by the Trust Indenture Act to be transmitted by mail. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities.

                    Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    Section 107.   Language of Notices, Etc.
                                   ------------------------

                    Any request, demand, authorization, direction, notice, consent, proxy or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                    Section 108.   Trust Indenture Act.
                                   -------------------

                    The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions deemed by Sec. 318(c) of the TIA automatically to be included herein unless expressly excluded by this Indenture, except to the extent so expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                    If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                    Section 109.   Effect of Headings and Table of
                                   -------------------------------
          Contents.
          --------

                    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    Section 110.   Successors and Assigns.
                                   ----------------------

                    All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                    Section 111.   Separability Clause.
                                   -------------------

                    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    Section 112.   Benefits of Indenture.
                                   ---------------------

                    Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                    Section 113.   Governing Law.
                                   -------------

                    This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

                    Section 114.   Legal Holidays.
                                   --------------

                    In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                     ARTICLE TWO

                                    Security Forms

                    Section 201.   Forms Generally.
                                   ---------------

                    The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                    The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                    Section 202.   Form of Face of Initial Security.
                                   --------------------------------

                                     VIACOM INC.

                             8% Exchangeable Subordinated
                                  Debenture due 2006

          No.                                      $
              ---------------                       -----------------------

                    Viacom Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby
          promises to pay to                                       or
                             -------------------------------------
          registered assigns, the principal sum of
                                                   Dollars on _________,
          ----------------------------------------
          2006, at the office or agency of the Company referred to below, and to pay interest thereon initially on January 1, 1995, and semi-annually thereafter, on January 15 and July 15 in each year, from the Effective Time, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 8% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1
          (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that the Regular Record Date for the initial Interest Payment Date shall be December 15, 1994. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or
          (ii) by transfer to an account maintained by the payee with a bank located in The City of New York (so long as the applicable Paying Agent has received timely and proper transfer instructions in writing).

                    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                    Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                    Dated:                        VIACOM INC.

                                                  By
                                                     ----------------------

          Attest:



          -------------------------
            Authorized Signature

                    Section 203.   Form of Reverse of Initial Security.
                                   -----------------------------------

                    This Security is one of a duly authorized issue of securities of the Company designated as its 8% Exchangeable Subordinated Debentures due 2006 (herein called the "Securities"), limited in aggregate principal amount as provided in the Indenture referred to below, which
          may  be  issued   under  an  indenture  (herein
          called the "Indenture") dated as of               , 1994 between
                                              --------------
          the Company and Harris Trust and Savings Bank, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                    The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Obligations of the Company as defined in the Indenture, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

                    The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time after the fifth anniversary of the Effective Time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning on the anniversary of the Effective Time indicated:


                    Anniversary of                     Redemption
                    Effective Time                          Price
                    ---------------                    --------------

                    Fifth . . . . . . . . . . . .          103%
                    Sixth . . . . . . . . . . . .          102%
                    Seventh . . . . . . . . . . .          101%
                    Eighth and thereafter . . . .          100%


          together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

                    In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                    In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                    Subject to the provisions of the Indenture, the Company has the right, at its option, on or after the earlier of (i) January 1, 1995, but only if the Blockbuster Merger has not been consummated by such date, and (ii) the acquisition by a third party of beneficial ownership of a majority of the outstanding voting securities of Blockbuster Entertainment Corporation, to exchange the principal hereof into shares of the Company's Series C Cumulative Exchangeable Redeemable Preferred Stock, par value $.01 per share (the "Series

          C Preferred Stock"), at the rate of one fully paid and nonassessable share of Series C Preferred Stock for each $50.00 in principal amount of Securities exchanged. At the time of the exchange of the Series C Preferred Stock for the Securities, all accrued and unpaid interest on the Securities will not be paid and the dividends on the Series C Preferred Stock will be deemed to have accrued from the later of the Effective Time and the latest date through which interest has been paid on the Securities, and the Holders of such exchanged Securities shall cease to have any further rights with respect thereto, other than the right to receive the Series C Preferred Stock and the accrued and unpaid dividends on the Series C Preferred Stock.

                    If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                    Except as otherwise provided herein, the Securities are not subject to any sinking fund and are not subject to redemption at the option of the Company prior to Maturity.

                    The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                    As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made a written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding and the Trustee shall not have received from the
          Holders of a majority in principal amount of the Outstanding Securities during such 60-day period a direction inconsistent with such request; provided, however, that such limitations do
                             --------  -------
          not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or Chicago, Illinois, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                    The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    Section 204.   Form of Face of Exchange Security.
                                   ---------------------------------

                                     VIACOM INC.

                                   5% Subordinated
                                  Debenture due 2014

          No.                                      $
              ---------------                       -----------------------

                    Viacom Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby
          promises to pay to                                       or
                             -------------------------------------
          registered assigns, the principal sum of
                                                   Dollars on _________,
          ----------------------------------------
          2014, at the office or agency of the Company referred to below, and to pay interest thereon, semi-annually on January 15 and July 15 in each year, commencing on the first such date after the Exchange Date, at the rate of 5% per annum, until the tenth anniversary of the Effective Time and from and after the tenth anniversary of the Effective Time, at the rate of 10% per annum until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular
          Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the security register or (ii) by transfer to an account maintained by the payee with a bank located in The City of New York (so long as the applicable Paying Agent has received timely and proper transfer instructions in writing).

                    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                    Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                    Dated:                        VIACOM INC.

                                                  By
                                                     ----------------------

          Attest:



          -------------------------
            Authorized Signature

                    Section 205.   Form of Reverse of Exchange Security.
                                   ------------------------------------

                    This Security is one of a duly authorized issue of securities of the Company designated as its 5% Subordinated Debentures due 2014 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $________________________, which may be issued under an indenture (herein called the "Indenture")
          dated as of                  , 1994 between the Company and
                      -----------------
          Harris Trust and Savings Bank, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                    The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Obligations of the Company as defined in the Indenture, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and
          (c) appoints the Trustee his attorney-in-fact for such purpose.

                    The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time after the fifth anniversary of the Effective Time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning on the anniversary of the Effective Time indicated:


                    Anniversary of                     Redemption
                    Effective Time                          Price
                    ---------------                    --------------

                    Fifth . . . . . . . . . . .            105%
                    Sixth . . . . . . . . . . .            104%
                    Seventh . . . . . . . . . .            103%
                    Eighth  . . . . . . . . . .            102%
                    Ninth . . . . . . . . . . .            101%
                    Tenth and thereafter  . . .            100%


          together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

                    In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                    In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                    If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                    Except as otherwise provided herein, the Securities are not subject to any sinking fund and are not subject to redemption at the option of the Company prior to maturity.

                    The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                    As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made a written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or Chicago, Illinois, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                    The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    Section 206.   Form of Trustee's Certificate of
                                   --------------------------------
          Authentication.
          --------------

                    Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                    This is one of the Securities referred to in the within-mentioned Indenture.

                                             HARRIS TRUST AND SAVINGS BANK,
                                                                 as Trustee

                                             By
                                                ---------------------------
                                                  Authorized Officer


                                    ARTICLE THREE

                                    The Securities

                    Section 301.   Title and Terms.
                                   ---------------

                    The aggregate principal amount of Initial Securities which may be authenticated and delivered under this Indenture is limited to $____________, and the aggregate principal amount of Exchange Securities which may be authenticated and delivered under this Indenture is limited to the aggregate liquidation preference of Series C Preferred Stock exchanged, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108.

                    The Initial Securities shall be known and designated as the "8% Exchangeable Subordinated Debentures due 2006" of the Company. Their Stated Maturity shall be _________, 2006, and they shall bear interest at the rate of 8% per annum from the Effective Time, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable initially on January 1, 1995 and semi-annually thereafter on January 15 and July 15 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

                    The Exchange Securities shall be known and designated as the "5% Subordinated Debentures due 2014" of the Company. Their Stated Maturity shall be _______, 2014, and they shall bear interest at the rate of 5% per annum from the Exchange Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the tenth anniversary of the Effective Time, and at the rate of 10% per annum thereafter, payable on the first Interest Payment Date after the Exchange Date and semi-annually thereafter on January 15 and July 15 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

                    The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register or by transfer to an account maintained by the payee with a bank located in The City of New York (so long as the applicable Paying Agent has received timely and proper transfer instructions in writing).

                    The Securities shall be redeemable as provided in Article Eleven.

                    The Securities shall be subordinated in right of payment to Senior Obligations of the Company as provided in Article Thirteen.

                    Section 302.   Denominations.
                                   -------------

                    The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

                    Section 303.   Execution, Authentication, Delivery and
                                   ---------------------------------------
          Dating.
          ------

                    The Securities shall be executed on behalf of the Company by any Officer and attested by its Corporate Secretary (provided that the Corporate Secretary shall not attest his or her own signature as an Officer) or its Treasurer or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver
          Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

                    Each Registered Security shall be dated the date of its authentication.

                    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                    In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety (as such term is defined in Section 801 hereof) to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange.
          If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                    Section 304.   Temporary Securities.
                                   --------------------

                    Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                    If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                    Section 305.   Registration, Registration of Transfer
                                   --------------------------------------
          and Exchange.
          ------------

                    The Company shall cause to be kept, at an office or agency to be maintained by the Company in accordance with Section 1002, a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

                    Upon due surrender for registration of transfer of any Registered Security at the office or agency of the Company maintained for such purpose in the Place of Payment or Chicago, Illinois, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denomination or denominations of a like aggregate principal amount.

                    At the option of the Holder, Registered Securities may be exchanged for other Registered Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                    Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                    Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar or any transfer agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

                    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

                    In the event of any redemption in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities for redemption, and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities to be redeemed, or
          (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                    Section 306.   Mutilated, Destroyed, Lost and Stolen
                                   -------------------------------------
          Securities.
          ----------

                    If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                    If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall, subject to the following paragraph, execute, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                    Section 307.   Payment of Interest; Interest Rights
                                   ------------------------------------
          Preserved.
          ---------

                    Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                    Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                    (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                    Subject to the foregoing provisions of this Section and
          Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                    Section 308.   Persons Deemed Owners.
                                   ---------------------

                    Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                    Section 309.   Cancellation.
                                   ------------

                    All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed unless otherwise directed by a Company Order.

                    Section 310.   Computation of Interest.
                                   -----------------------

                    Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                     ARTICLE FOUR

                              Satisfaction and Discharge

                    Section 401.   Satisfaction and Discharge of Indenture.
                                   ---------------------------------------

                    This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, without limitation, the provisions of Article Thirteen), when

                    (1)  either

                         (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                         (b) all such Securities not theretofore delivered to the Trustee for cancellation

                              (i)  have become due and payable, or

                              (ii) will become due and payable at their
                         Stated Maturity within one year, or

                              (iii)     are to be called for redemption
                         within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                    and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee solely for the benefit of the Holders of Securities an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, as trust funds in trust for such purpose;

                    (2) the Company has irrevocably paid or caused to be irrevocably paid all other sums payable hereunder by the Company;

                    (3)  the deposit of money in accordance with this
               Section 401 shall not be prohibited by the provisions of Article Thirteen hereof at the time of such deposit; and

                    (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under
          Section 606 and to any Authenticating Agent under Section 612 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of
          Section 1003, shall survive any termination of this Indenture.

                    Section 402.   Application of Trust Money.
                                   --------------------------

                    Subject to the provisions of the last paragraph of
          Section 1003, all money deposited with the Trustee pursuant to
          Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any, on), and interest on the Securities for whose payment such money has been deposited with the Trustee. Money so held in trust shall not be subject to the provisions of Article Thirteen.

                                     ARTICLE FIVE

                                       Remedies

                    Section 501.   Events of Default.
                                   -----------------

                    "Event of Default", wherever used herein with respect to Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (1) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days whether or not such payment shall be prohibited by the provisions of Article Thirteen hereof; or

                    (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity, upon acceleration, redemption or when otherwise due and payable, whether or not such payment shall be prohibited by the provisions of Article Thirteen hereof; or

                    (3) default in the payment of any redemption payment on any Security when it becomes due and payable, and continuance of such default for a period of 30 days whether or not such payment shall be prohibited by the provisions of Article Thirteen hereof; or

                    (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Agent Bank by the Trustee or to the Company, the Trustee and the Agent Bank by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; provided that, in the case of any such Subsidiary, the entry of such a decree or order shall not constitute an Event of Default under this Section 501(5) unless the claims of such Subsidiary's creditors shall, in the aggregate, be in excess of $100,000,000; or

                    (6) the commencement by the Company or any Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any such Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any such Subsidiary or of any substantial part of its property, or the making by it of an assignment for the property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company or any such Subsidiary in furtherance of any such action; provided that, in the case of any such Subsidiary, none of the foregoing actions shall constitute an Event of Default under this Section 501(6) unless the claims of such Subsidiary's creditors shall, in the aggregate, be in excess of $100,000,000.

                    Section 502.   Acceleration of Maturity; Rescission and
                                   ----------------------------------------
          Annulment.
          ---------

                    If an Event of Default with respect to Securities at the time Outstanding (other than an Event of Default specified in Section 501(5) or 501(6)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may, and the Trustee at the request of such Holders shall, declare due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and, if any Credit Agreement is in effect, to the Agent Bank, the unpaid principal of (and premium, if any) and accrued interest in respect of each Securities then Outstanding (the "Default Amount"). Upon any such declaration, the Default Amount shall become due and payable on all Outstanding Securities (i) if no Credit Agreement is in effect, immediately, or (ii) if any Credit Agreement is in effect, upon the first to occur of (a) an acceleration under such Credit Agreement (written notice of which the Company shall give to the Trustee as promptly as practicable upon the occurrence thereof, provided, however, that the Trustee shall not be deemed to have knowledge of such acceleration unless and until it receives such written notice) or (b) the fifth Business Day after receipt by the Company and the Agent Bank of written notice of such declaration unless (in the absence of an acceleration under the Credit Agreement) on or prior to such fifth Business Day the Company shall have discharged the indebtedness, if any, that is the subject of such Event of Default or otherwise cured the default relating to such Event of Default and shall have given written notice of such discharge or cure to the Trustee and the Agent Bank. Notwithstanding any other provision of Section 502, if an Event of Default specified in Section 501(5) or 501(6) occurs, then the Default Amount on the Securities then Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                    At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                    (1) the Company (without violating the provisions of Article Thirteen hereof) has paid or deposited with the Trustee a sum sufficient to pay,

                         (A)  all overdue interest on all Securities,

                         (B) the principal of (and premium, if any, on) any Securities which has become due otherwise than by such declaration of acceleration and interest thereon at the rate prescribed therefor in such Securities,

                         (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate prescribed therefor in such Securities, and

                         (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                    (2) all Events of Default with respect to the Securities, other than the non-payment of the principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

                    Section 503.   Collection of Obligations and Suits for
                                   ---------------------------------------
          Enforcement by Trustee.
          ----------------------

                    The Company covenants that if

                    (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                    (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                    If an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                    Section 504.   Trustee May File Proofs of Claim.
                                   --------------------------------

                    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                    (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                    (ii) to collect and receive any moneys or other
               property payable or deliverable on any such claims and to distribute the same;

          and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of a Security to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

                    Subject to Article Eight and Section 902, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any such Holder thereof or to authorize the Trustee to vote in respect of the claim of any such Holder in any such proceeding.

                    Section 505.   Trustee May Enforce Claims Without
                                   ----------------------------------
          Possession of Securities.
          ------------------------

                    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                    Section 506.   Application of Money Collected.
                                   ------------------------------

                    Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST:  To the payment of all amounts due the Trustee
               hereunder, including under Section 606;

                    SECOND:  To the payment of the amounts then due and
               unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                    THIRD:  The balance, if any, to the Person or Persons
               entitled thereto.

                    Section 507.   Limitation on Suits.
                                   -------------------

                    No Holders of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

                    (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (3) such Holder or Holders have offered to the Trustee an indemnity, reasonably satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

          it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                    Section 508.   Unconditional Right of Holders to
                                   ---------------------------------
          Receive Principal, Premium and Interest.
          ---------------------------------------

                    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                    Section 509.   Restoration of Rights and Remedies.
                                   ----------------------------------

                    If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                    Section 510.   Rights and Remedies Cumulative.
                                   ------------------------------

                    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    Section 511.   Delay or Omission Not Waiver.
                                   ----------------------------

                    No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

                    Section 512.   Control by Holders.
                                   ------------------

                    The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                    (3) the Trustee may refuse to follow any direction which, in the opinion of Counsel to the Trustee, is unduly prejudicial to other Holders of Securities or would subject the Trustee to personal liability.

                    Section 513.   Waiver of Past Defaults.
                                   -----------------------

                    The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                    (1) in the payment of the principal of (or premium, if any, on) or interest on any Security, or

                    (2) in respect of a provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                    Upon any such waiver, such default shall cease to exist, and any Event of Default with respect to Securities arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                    Section 514.   Waiver of Stay or Extension Laws.
                                   --------------------------------

                    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                     ARTICLE SIX

                                     The Trustee

                    Section 601.   Notice of Defaults.
                                   ------------------

                    Within 90 days after the occurrence of any Default hereunder with respect to the Securities, the Trustee shall transmit, in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security or in the payment of any sinking fund installment with respect to Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities; and provided further, that in the case of any Default or breach of the character specified in Section 501(4) with respect to Securities, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                    Section 602.   Certain Rights of Trustee.
                                   -------------------------

                    The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. Subject to the provisions of TIA Sections 315(a) through 315(d):

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                    (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable notice and at reasonable times during normal business hours to examine the books, records and premises of the Company, personally or by agent or attorney;

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (h) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall be liable for its negligence, bad faith or willful misconduct;

                    (i) the Trustee shall not be required to give any note or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises; and

                    (j) except for (i) a default under Section 501(1), (2) or (3) hereof and (ii) any other event of which the Trustee has "actual knowledge," which event, with the giving of notice or the passage of time or both, would constitute an Event of Default, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal of Securities Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation without regard thereto.

                    No provision of this Indenture shall require the
               Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    Section 603.   Trustee Not Responsible for Recitals or
                                   ---------------------------------------
          Issuance of Securities.
          ----------------------

                    The recitals contained herein and in the Securities (except for the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

                    Section 604.   May Hold Securities.
                                   -------------------

                    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                    Section 605.   Money Held in Trust.
                                   -------------------

                    Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                    Section 606.   Compensation, Reimbursement and
                                   -------------------------------
          Indemnification of Trustee.
          --------------------------

                    The Company agrees:

                    (a) to pay to the Trustee or any predecessor Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (b) except as otherwise expressly provided herein, to reimburse the Trustee or any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or such predecessor Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (c) to indemnify the Trustee or any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, including the enforcement of this Section 606.

                    As security for the performance of such obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest, if any, on particular Securities.

                    When the Trustee incurs expenses or renders services after a Default specified in Section 501(5) or 501(6) occurs, the reasonable expenses and the compensation for services (including the reasonable fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any bankruptcy law.

                    Section 607.   Corporate Trustee Required; Eligibility.
                                   ---------------------------------------


                    There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in The City of New York or The City of Chicago. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state, territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                    Section 608.   Resignation and Removal; Appointment of
                                   ---------------------------------------
          Successor.
          ---------

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

                    (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

                    (c) The Trustee may be removed at any time with respect to the Securities by (i) the Company, by a Board Resolution, or (ii) Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and to the Company.

                    (d)  If at any time:

                    (1) the Trustee shall fail to comply with TIA Section 310(b) after written request therefor by the Company or by any Holder of a Security who for at least six months has been a bona fide Holder of a Security, or

                    (2)  the Trustee shall cease to be eligible under
               Section 607 hereof and shall fail to resign after written request therefor by the Company or by any such Holder, or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to the Securities, or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities and the appointment of a successor Trustee or Trustees.

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

                    (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                    Section 609.   Acceptance of Appointment by Successor.
                                   --------------------------------------


                    (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                    (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                    (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                    Section 610.   Merger, Conversion, Consolidation or
                                   ------------------------------------
          Succession to Business.
          ----------------------

                    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                    Section 611.   Appointment of Authenticating Agent.
                                   -----------------------------------

                    The Trustee may appoint an Authenticating Agent or Agents (which may be an Affiliate or Affiliates of the Company) with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

                    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall promptly give notice of such appointment to all Holders of Securities pursuant to Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                    The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                    If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                    This is one of the Securities referred to in the
               within-mentioned Indenture.


                                         HARRIS TRUST AND SAVINGS BANK,
                                                            as Trustee

                                         By:
                                                ---------------------
                                                as Authenticating Agent


                                         By:
                                                 --------------------
                                                 Authorized Signatory


                    If all of the Securities may not be originally issued at one time, and the Trustee does not have an office or agency capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent (which, if so requested by the Company, shall be an Affiliate of the Company) having an office or agency in a Place of Payment designated by the Company with respect to such series of Securities, provided that the terms and conditions of such appointment are acceptable to the Trustee.

                                    ARTICLE SEVEN

                  Holders' Lists and Reports by Trustee and Company

                    Section 701.   Disclosure of Names and Addresses of
                                   ------------------------------------
          Holders.
          -------

                    Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                    Section 702.   Reports by Trustee.
                                   ------------------

                    Within 60 days after July 15 of each year commencing with the July 15 occurring after the initial issuance of Securities hereunder, the Trustee shall transmit by mail to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), and to the Company a brief report dated as of such July 15 which satisfies the requirements of TIA Section 313(a).

                    Section 703.   Reports by Company.
                                   ------------------

                    The Company shall:

                    (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then the Company shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

                    (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

                    The Trustee shall transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE EIGHT

                 Consolidation, Merger, Conveyance, Transfer or Lease

                    Section 801.   Company May Consolidate, Etc.
                                   ----------------------------

                    The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                    (1) in case the Company shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "Surviving Person") shall be a corporation, partnership or trust organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                    (2)  immediately after giving effect to such
               transaction and treating any indebtedness which becomes an obligation of the Surviving Person, the Company or any Subsidiary as a result of such transaction as having been incurred by the Surviving Person, the Company or such Subsidiary at the time of such transaction, no Event of Default shall have happened and be continuing; and

                    (3) the Company has delivered to the Trustee an Officer's Certificate, stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, shall comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                    For purposes of this Section 801, "convey, transfer or lease its properties and assets substantially as an entirety" shall mean properties and assets contributing in the aggregate at least 80% of the Company's total revenues as reported in the Company's last available periodic financial report (quarterly or annual, as the case may be) filed with the Commission.

                    Section 802.   Successor Substituted.
                                   ---------------------

                    Upon any consolidation of or merger by the Company with or into any other Person, or any conveyance, transfer or lease of the properties and assets substantially as an entirety to any Person in accordance with Section 801, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if the Surviving Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                     ARTICLE NINE

                               Supplemental Indentures

                    Section 901.   Supplemental Indentures Without Consent
                                   ---------------------------------------
          of Holders.
          ----------

                    Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                    (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities in accordance with Article Eight hereof; or

                    (2) to add to the covenants of the Company for the benefit of the Holders of (if necessary) Securities or to surrender any right or power herein conferred upon the Company; or

                    (3)  to add any additional Events of Default; or

                    (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities pursuant to the requirements of Section 609; or

                    (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities in any material respect.

                    Section 902.   Supplemental Indentures with Consent of
                                   ---------------------------------------
          Holders.
          -------

                    With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security:

                    (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, or the terms of any sinking fund or analogous payment with respect to, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to any Holder of any Securities, or

                    (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with any provisions of this Indenture or defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1604 for quorum or voting, or

                    (3)  modify any of the provisions of this Section or
               Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                    It shall not be necessary for any Act of Holders of
               Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                    Section 903.   Execution of Supplemental Indentures.
                                   ------------------------------------

                    In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                    Section 904.   Effect of Supplemental Indentures.
                                   ---------------------------------

                    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                    Section 905.   Conformity with Trust Indenture Act.
                                   -----------------------------------

                    Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                    Section 906.   Reference in Securities to Supplemental
                                   ---------------------------------------
          Indentures.
          ----------

                    Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                    Section 907.   Effect on Senior Obligations.
                                   ----------------------------

                    No supplemental indenture shall adversely affect the rights of the holders of Senior Obligations of the Company under Article Thirteen without the consent of the representative of such holders.

                                     ARTICLE TEN

                                      Covenants

                    Section 1001.  Payment of Principal, Premium, if any,
                                   --------------------------------------
          and Interest.
          ------------

                    The Company covenants and agrees for the benefit of the Holders of Securities that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of such Securities and this Indenture.

                    Section 1002.  Maintenance of Office or Agency.
                                   -------------------------------

                    The Company will maintain in each Place of Payment, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, which agency initially shall be the agency of the Trustee at 77 Water Street, New York, New York 10005. The Company will give prompt notice to the Trustee and give prompt notice to the Holders as provided in Section 106 of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities may be made and, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                    The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

                    Section 1003.  Money for Security Payments to Be Held
                                   --------------------------------------
          in Trust.
          --------

                    If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                    Whenever the Company shall have one or more Paying Agents for the Securities, it will, prior to each due date of the principal of (and premium, if any, on) or any interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or any interest so becoming due, such sum of money to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                    The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                    (1) hold all sums of money for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest on the Securities; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums of money held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security thereafter shall, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such money held in trust, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper published in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                    Section 1004.  Corporate Existence.
                                   -------------------

                    Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders of the Securities.

                    Section 1005.       Compliance Certificate.
                                        ----------------------

                    (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1005(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                    (b) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, as promptly as practicable upon any officer listed in (a) above becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture or (ii) any event of default under any evidence of Senior Obligations of the Company or any Subsidiary (other than with respect to Senior Obligations in the principal amount of less than $100,000,000), an Officer's Certificate specifying such Default, Event of Default or default and what action the Company is taking or proposes to take with respect thereto and the status thereof.

                                    ARTICLE ELEVEN

                               Redemption of Securities

                    Section 1101.       Applicability of Article.
                                        ------------------------

                    The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time after [the fifth anniversary of the Effective Time], in accordance with their terms and in accordance with this Article.

                    Section 1102.       Election to Redeem; Notice to
                                        -----------------------------
          Trustee.
          -------

                    The election of the Company to redeem any Securities shall be evidenced by an Officer's Certificate. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction of such redemption provided in the terms of such Securities or elsewhere in this Indenture or
          (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

                    Section 1103.       Selection by Trustee of Securities
                                        ----------------------------------
          to Be Redeemed.
          --------------

                    If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, provided such method complies with the rules of any national securities exchange or quotation system on which the Securities are then listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities or any integral multiple thereof) of the principal of Registered Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

                    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                    Section 1104.       Notice of Redemption.
                                        --------------------

                    Notice of redemption shall be given in the manner provided for in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

                    All notices of redemption shall state:

                    (1)  the Redemption Date,

                    (2)  the Redemption Price,

                    (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

                    (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, and that interest thereon will cease to accrue on and after said date, and

                    (5) the place or places which must include the applicable Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price.

                    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                    Section 1105.       Deposit of Redemption Price.
                                        ---------------------------

                    Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency in which the Securities are payable sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                    Section 1106.       Securities Payable on Redemption
                                        --------------------------------
          Date.
          ----

                    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                    Section 1107.       Securities Redeemed in Part.
                                        ---------------------------

                    Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                    ARTICLE TWELVE

                          Defeasance and Covenant Defeasance

                    Section 1201.       Company's Option to Effect
                                        --------------------------
          Defeasance or Covenant Defeasance.
          ---------------------------------

                    The Company may, at its option by Officer's
          Certificate, at any time, with respect to the Securities, elect to have either Section 1202 (if applicable) or Section 1203 (if applicable) be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

                    Section 1202.       Defeasance and Discharge.
                                        ------------------------

                    Upon the Company's exercise of the above option applicable to this Section and subject to Section 1205, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties and immunities and other provisions in respect of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities. Following a defeasance, payment of the Securities may not be accelerated because of an Event of Default.


                    Section 1203.       Covenant Defeasance.
                                        -------------------

                    Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under any covenant contained in Section 801 and in Section 1005 with respect to the Outstanding Securities on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Following a covenant defeasance, payment of the Securities may not be accelerated because of an Event of Default solely by reference to such Sections specified above in this Section 1203.

                    Section 1204.       Conditions to Defeasance or
                                        ---------------------------
          Covenant Defeasance.
          -------------------

                    The following shall be the conditions precedent or, as specifically noted below, subsequent to application of either
          Section 1202 or Section 1203 to the Outstanding Securities:

                    (1) The Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for the benefit of, and dedicated solely to, the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (or other qualifying trustee), to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (i) each installment of the principal of (and premium, if any, on) and interest on the Outstanding Securities to Stated Maturity of each such installment of principal or interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the due dates thereof. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                    (2) No Event of Default, or event which after notice or lapse of time, or both, would become an Event of Default with respect to the Securities, shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as paragraphs (5) and (6) of Section 501 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period).

                    (3)  Such defeasance or covenant defeasance shall not
               (A) cause the Trustee for the Securities to have a conflicting interest as defined in TIA Section 310(b) or otherwise for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

                    (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                    (5) Such defeasance or covenant defeasance shall not cause any Securities then listed on any registered national securities exchange under the Exchange Act to be delisted.

                    (6) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                    (7) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                    (8) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent and subsequent provided for in this Indenture relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

                    Section 1205.       Deposited Money and U.S. Government
                                        -----------------------------------
          Obligations to Be Held in Trust; Other Miscellaneous Provisions.
          ---------------------------------------------------------------

                    Subject to the provisions of the last paragraph of
          Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Without limiting the generality of the preceding sentence, such money, U.S. Government Obligations and proceeds shall not be subject to the provisions of Article Thirteen.

                    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Governmental Obligations deposited pursuant to
          Section 1204 or the principal and interest received in respect thereof.

                    Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance or to pay accrued and unpaid Trustee's fees and reasonable expenses, provided that the Trustee shall not be required to liquidate any U.S. Government Obligations in order to comply with the provisions of this paragraph.

                    Section 1206.       Reinstatement.
                                        -------------

                    Anything herein to the contrary notwithstanding, if and to the extent the deposited money or U.S. Government Obligations (or the proceeds thereof) either (i) cannot be applied by the Trustee in accordance with this Section because of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application or (ii) are for any reason insufficient in amount, then (x) the Company's obligations to pay principal of and any premium and interest on the Securities shall be reinstated to the extent necessary to cover the deficiency on any due date for payment and (y) in the case of a covenant defeasance under Section 1203, the Company's obligations under Sections 801 and 1005 shall be reinstated unless and until all deficiencies on any due date for payment are covered. In any case specified in clause (i), the Company's interest in the deposited money and U.S. Government Obligations (and proceeds thereof) shall be reinstated to the extent the Company's payment obligations are reinstated.


                                   ARTICLE THIRTEEN

                             Subordination of Securities

                    Section 1301.       Securities Subordinate to Senior
                                        --------------------------------
          Obligations.
          -----------

                    The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Twelve), the indebtedness represented by the Securities and the payment of the principal of (and premium, if any, on) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Senior Obligations of the Company.

                    Section 1302.       Payment over of Proceeds upon
                                        -----------------------------
          Dissolution, Etc.
          ----------------

                    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event the holders of Senior Obligations of the Company shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Obligations of the Company, or provision shall be made for such payment in cash, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character on account of principal of (or premium, if any, on) or interest on the Securities, and to that end the holders of Senior Obligations of the Company shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceedings, dissolution, liquidation or other winding up or event.

                    In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Obligations of the Company are paid in full or payment thereof provided for, then and in such event such payment or distribution shall be held for the benefit of, and upon receipt by the Trustee of the notice set forth in Section 1309, shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Obligations of the Company remaining unpaid, to the extent necessary to pay all Senior Obligations of the Company in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations of the Company.

                    For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Obligations of the Company which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Surviving Person as a part of such consolidation, merger, conveyance or transfer, complies with the conditions set forth in Article Eight.

                    Section 1303.       No Payment When Senior Obligations
                                        ----------------------------------
          in Default.
          ----------

                    If (a) in the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Obligations of the Company beyond any applicable grace period with respect thereto, or in the event that any nonpayment event of default with respect to any Senior Obligations of the Company shall have occurred and be continuing and shall have resulted in such Senior Obligations of the Company becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) in the event that any other nonpayment event of default with respect to any Senior Obligations of the Company shall have occurred and be continuing permitting the holders of such Senior Obligations of the Company (or a trustee on behalf of the holders thereof) to declare such Senior Obligations of the Company due and payable prior to the date on which it would otherwise have become due and payable, then no payment, direct or indirect (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities), shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities (x) in case of any payment or nonpayment event of default specified in (a), unless and until (A) such event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or (B) the Senior Obligations of the Company in respect of which such declaration of acceleration has occurred is discharged, (y) in case of any nonpayment event of default specified in (b), from the earlier of the dates the Company and the Trustee receive written notice of such event of default from an Agent Bank or any other representative of a holder of Senior Obligations of the Company until the earlier of (A) 180 days after such date and (B) the date, if any, on which the Senior Obligations of the Company to which such default relates are discharged or such default is waived by the holders of such Senior Obligations of the Company or otherwise cured (provided that further written notice relating to the same or any other nonpayment event of default specified in (b) above with respect to the same Senior Obligations of the Company received by the Company or the Trustee within 12 months after such receipt shall not be effective for purposes of this clause (y)) or (z) in case of any payment or nonpayment event of default specified in clause
          (a) or (b), as long as any judicial proceeding is pending with respect to such event.

                    In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held for the benefit of, and upon receipt by the Trustee of the notice set forth in Section 1309, shall be paid over and delivered forthwith to the appropriate Agent Bank or other representative of such Senior Obligations of the Company, provided that in the event
                                             --------
          there are no outstanding Senior Obligations of the Company under any Credit Agreement, such payment shall be paid over and delivered to the Company, in each case for the benefit of the holders of Senior Obligations of the Company, and to the extent of any such payment over the rights and remedies of the Trustee and the Holders of Securities, and the obligations of the Company, shall be reinstated in full force and effect as if such payment by the Company to the Trustee or such Holders had never been made.

                    The provisions of this Section shall not apply to any payment with respect to which Section 1302 (without giving effect to the exclusion from the applicability of said Section contained in the last paragraph thereof) would be applicable. Nothing in this Section 1303 shall apply to amounts received by the Trustee for its own account.

                    Section 1304.       Payment Permitted if No Default.
                                        -------------------------------

                    Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities or from making the deposits contemplated by
          Section 401 or Section 1204 hereof.

                    Section 1305.       Subrogation to Rights of Holders of
                                        -----------------------------------
          Senior Obligations.
          ------------------

                    Subject to the payment in full of all Senior
          Obligations of the Company, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Obligations of the Company to receive payments and distributions of cash, property and securities applicable to the Senior Obligations of the Company until the principal of (and premium, if any, on) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Obligations of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Obligations of the Company by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Obligations of the Company, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Obligations of the Company.

                    Section 1306.       Provisions Solely to Define
                                        ---------------------------
          Relative Rights.
          ---------------

                    The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Obligations of the Company on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any, on) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Obligations of the Company; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Obligations of the Company
          (i) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (ii) under the conditions specified in
          Section 1303, to prevent any payment prohibited by such Section.

                    Section 1307.       Trustee to Effectuate
                                        ---------------------
          Subordination.
          -------------

                    Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                    Section 1308.       No Waiver of Subordination
                                        --------------------------
          Provisions.
          ----------

                    (a) No right of any present or future holder of any Senior Obligations of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                    (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Senior Obligations of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Obligations of the Company, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Obligations of the Company, or otherwise amend or supplement in any manner Senior Obligations of the Company or any instrument evidencing the same or any agreement under which Senior Obligations of the Company are outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Obligations of the Company; (3) release any Person liable in any manner for the collection of Senior Obligations of the Company; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

                    Section 1309.       Notice to Trustee.
                                        -----------------

                    (a) The Company shall give prompt written notice to the Trustee and the Agent Bank of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provision of this Article. The Company shall also furnish to the Agent Bank copies of all notices provided to the Trustee pursuant to Section 703. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until the Trustee shall have received written notice thereof from the Company, any Agent Bank or holder of Senior Obligations of the Company or from any trustee therefor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                    (b) Subject to the provisions of TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Obligations of the Company (or a trustee therefor) to establish that such notice has been given by a holder of Senior Obligations of the Company (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Obligations of the Company to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Obligations of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee and any Agent Bank may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                    Section 1310.       Reliance on Judicial Order or
                                        -----------------------------
          Certificate of Liquidating Agent.
          --------------------------------

                    Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of TIA Sections 315(a) through 315(d), and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the

          Persons entitled to participate in such payment or distribution, the holders of Senior Obligations of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                    Section 1311.       Rights of Trustee as a Holder of
                                        --------------------------------
          Senior Obligations; Preservation of Trustee's Rights.
          ----------------------------------------------------

                    The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Obligations of the Company which may at any time be held by it, to the same extent as any other holder of Senior Obligations of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                    Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

                    Section 1312.       Article Applicable to Paying
                                        ----------------------------
          Agents.
          ------

                    In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1311 shall not apply to the Company or any Affiliates of the Company if it or such Affiliate acts as Paying Agent.

                    Section 1313.       Trustee Not Fiduciary for Holders
                                        ---------------------------------
          of Senior Obligations.
          ---------------------

                    The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Obligations of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over to distribute to Holders of Securities or to any other Person cash, property or securities to which any holders of Senior Obligations of the Company shall be entitled by virtue of this Article or otherwise.

                    Section 1314.       No Suspension of Remedies.
                                        -------------------------

                    Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five.

                    Section 1315.       Article Thirteen Not to Prevent
                                        -------------------------------
          Events of Default.
          -----------------

                    The failure to make payment pursuant to the Securities by reason of any provision in this Article Thirteen shall not be construed as preventing the occurrence of a Default or an Event of Default.

                    Section 1316.       Notices to Agent Bank.
                                        ---------------------

                    Any notice or communication by the Company or the Trustee to any Agent Bank is duly given if in writing and mailed by first-class mail, postage prepaid, or delivered in person or by telex, telecopies or overnight air courier guaranteeing next day delivery to such Agent Bank at the address set forth on
          Schedule I hereto, as such schedule may hereafter be amended from time to time. Any Agent Bank by notice to the Company and the trustee pursuant to Section 105 may designate additional or different addresses for subsequent notices or communications.
          All notices and communications to any Agent Bank shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                    If a notice or communication is given in the manner provided above within the time prescribed, it is duly given, whether or not the Agent Bank receives it. Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall have no liability to any Agent Bank based on or arising from the failure to receive any notice required by or relating to this Indenture or the Securities.

                    Section 1317.       Restriction on Amendment of
                                        ---------------------------
          Indenture.
          ---------

                    No amendment, modification, waiver or change of any kind, by supplemental indenture or otherwise, may be made with respect to any provision of the Indenture which would adversely affect the holders of the Company's indebtedness under any Credit Agreement or would expand the definition of Senior Obligations of the Company or would amend this Section 1317 of the Indenture without, in each case, the prior written consent of a majority of the Banks affected thereby.

                    The Company and the Trustee shall give the Agent Bank written notice within 20 days of receipt of a Company Request instructing the Trustee to enter into any such amendment, modification, waiver or change of any kind, by supplemental indenture or otherwise, and, if the Agent Bank does not object within 20 days of receipt of such notice, the Trustee shall be entitled to conclude that such amendment, modification, waiver, change or supplemental indenture does not adversely affect the holders of the Company's indebtedness under any Credit Agreement.

                    Section 1318.       Inapplicability of This Article
                                        -------------------------------
          Thirteen to Certain Trustee Monies and Certain Payments.
          -------------------------------------------------------

                    The subordination of the Securities provided by this Article Thirteen is expressly made subject to the provisions of
          Section 402 and the provisions of defeasance or covenant defeasance in Article Twelve and, anything herein to the contrary notwithstanding, the provisions of this Article Thirteen shall not apply to any money, U.S. Government Obligations or proceeds thereof held in trust by the Trustee pursuant to Article Four or Article Twelve.


                                   ARTICLE FOURTEEN

                            Exchange of Initial Securities

                    Section 1401.       Right to Exchange.
                                        -----------------

                    The Company may, at its option, on or after the earlier of (i) January 1, 1995, but only if the Blockbuster Merger has not been consummated by such date, and (ii) the acquisition by a third party of beneficial ownership of a majority of the outstanding voting securities of Blockbuster Entertainment Corporation, exchange the Initial Securities, in whole but not in part, for shares of the Company's Series C Preferred Stock. Holders of Initial Securities so exchanged will be entitled to receive one fully paid and nonassessable share of Series C Preferred Stock for each $50 in principal amount of Initial Securities. At the time of the exchange of the Series C Preferred Stock for the Securities, all accrued and unpaid interest on the Securities will not be paid and dividends on the Series C Preferred Stock will be deemed to have accrued from the later of the Effective Time and the latest date through which interest has been paid on the Securities, the Holders of such exchanged Initial Securities shall cease to have any further rights with respect thereto on the Initial Exchange Date, other than the right to receive the Series C Preferred Stock and the accrued and unpaid dividends on the Series C Preferred Stock, and the person or persons entitled to receive the Series C Preferred Stock issuable upon exchange shall be treated as the registered Holder or Holders of such Series C Preferred Stock.

                    Section 1402.       Election to Exchange; Notice to
                                        -------------------------------
          Trustee.
          -------

                    The election of the Company to exchange the Initial Securities shall be evidenced by an Officer's Certificate. The Company shall, at least 70 days prior to the Initial Exchange Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Initial Exchange Date.

                    Section 1403.       Notice of Exchange.
                                        ------------------

                    Notice of exchange (the "Exchange Notice") shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Initial Exchange Date, to each Holder of Initial Securities to be exchanged; provided, however, that neither any failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the exchange of any Initial Securities except as to the Holder or Holders to whom the Company has failed to give said notice or except as to the Holder or Holders whose notice was defective. The Exchange Notice shall state:

                    (A)  the Initial Exchange Date;

                    (B) that the Holder is to surrender to the Company, in the manner and at the place designated, his certificate or certificates representing the Initial Securities held by him; and

                    (C) that interest on the Initial Securities to be exchanged will cease to accrue on the Initial Exchange Date and that no accrued interest will be paid.

                    Notice of exchange of the Initial Securities shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                    Section 1404.       Procedure for Exchange.
                                        ----------------------

                    On or before the Initial Exchange Date, each Holder shall surrender the certificate or certificates representing such Initial Securities to the Company, in the manner and at the place designed in the Exchange Notice, and on the Initial Exchange Date the person whose name appears on such certificate or certificates as the owners of such Initial Securities shall receive the amount of Series C Preferred Stock described in Section 1401, and each surrendered certificate shall be cancelled and retired.

                    Dividends on the Series C Preferred Stock will be deemed to have accrued from the Effective Time and no accrued interest will be paid with respect to the Initial Securities, and the Holders of such exchanged Initial Securities shall cease to have any further rights with respect thereto on the Initial Exchange Date, other than the right to receive the Series C Preferred Stock and the accrued and unpaid dividends on the Series C Preferred Stock.

                                   ARTICLE FIFTEEN

                          Meetings of Holders of Securities

                    Section 1501.       Purposes for Which Meetings May Be
                                        ----------------------------------
          Called.
          ------

                    A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

                    Section 1502.       Call, Notice and Place of Meetings.
                                        ----------------------------------


                    (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                    (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least [10%] in aggregate principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                    Section 1503.       Persons Entitled to Vote at
                                        ---------------------------
          Meetings.
          --------

                    To be entitled to vote at any meeting of Holders of Securities, a Person shall be (1) a Holder of one or more Outstanding Securities, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or speak at any meeting of Holders of Securities shall be Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                    Section 1504.       Quorum; Action.
                                        --------------

                    The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum for a meeting of Holders of Securities; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities, the Persons holding or representing such specified percentage in principal amount of the Outstanding Securities will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities which shall constitute a quorum.

                    Except as limited by the proviso to the first paragraph of Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities, provided, however, that, except as limited by the proviso to the first paragraph of Section 902, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of a not less than such specified percentage in principal amount of the Outstanding Securities.

                    Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting.

                    Section 1505.       Determination of Voting Rights;
                                        -------------------------------
          Conduct and Adjournment of Meetings.
          -----------------------------------

                    (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of

          Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

                    (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

                    (c) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                    (d) Any meeting of Holders of Securities duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting; and the meeting may be held as so adjourned without further notice.

                    Section 1506.       Counting Votes and Recording Action
                                        -----------------------------------
          of Meetings.
          -----------

                    The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                    This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                             VIACOM INC.


                                        By
                                          ---------------------------------
                                        Title:


          Attest:
                  ----------------------
               Title:


                                             HARRIS TRUST AND SAVINGS BANK


                                        By
                                          ---------------------------------
                                        Title:

          Attest:
                  ----------------------
               Title:

                                                            Schedule I
                                                            ----------


                               Notices to Agent Bank(s)
                               ------------------------

          Name                                              Address
          ----                                              -------






























































                                         S-1










DRAFT: May 23, 1994